Filed pursuant to Rule 497(e)

File Nos. 333-89822 and 811-21114

PROSHARES TRUST

ProShares Short FTSE China 25; ProShares UltraShort FTSE China 25 and ProShares

Ultra FTSE China 25 (each, a “Fund” and together, the “Funds”)

Supplement dated September 10, 2014

to the Funds’ summary prospectuses and statutory prospectus each dated October 1, 2013,

as supplemented and to the Funds’ Statement of Additional Information dated October 1,

2013, as supplemented

Effective at the start of trading on September 22, 2014, the FTSE China 25 Index (the “Index”), the underlying index for each Fund, will: (a) change its methodology, increasing from an index consisting of 25 securities to an index consisting of 50 securities; and (b) be renamed the “FTSE China 50 Index”. Accordingly, effective as of the start of trading on September 22, 2014, the following name changes will take effect:

Current Fund Name	New Fund Name
ProShares Short FTSE China 25	ProShares Short FTSE China 50
ProShares UltraShort FTSE China 25	ProShares UltraShort FTSE China 50
ProShares Ultra FTSE China 25	ProShares Ultra FTSE China 50

FTSE announced that it is making the change to the Index in response to evolving market conditions and client demand. As part of the migration to 50 securities, the Index will complete its allocations to the additional securities in three periodic reviews by November 24, 2014.

Please retain this supplement for future reference.